UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019 (July 24, 2019)

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

United States Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AAMC	NYSE American

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 24, 2019, the Board of Directors (the “Board”) of Altisource Asset Management Corporation (the “Company”) amended the First Amended and Restated Bylaws (the “Bylaws”) of the Company in certain respects, effective immediately. The Bylaws, as so amended, are called the “Second Amended and Restated Bylaws”. The amendments are as follows:

Article X of the Bylaws has been amended to provide that the Company shall, in case of a person who is or was a Director or officer of the Company, and may, in case of a person who was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, indemnify such person, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he or she is or was such Director or officer of the Company, or any such other director or officer or any such employee or agent, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. Previously such indemnity was optional (at the discretion of the Company) for Directors and officers of the Company.

Article X has been further amended to provide that in a case in which a quorum of disinterested Directors is unobtainable, and the Board cannot make a determination whether indemnity is proper in the circumstances, then unless the independent legal counsel renders a written legal opinion to the effect that an indemnification under the preceding provisions therein is not proper in the circumstances, such counsel shall be deemed to have rendered such an opinion to the effect that such indemnification is proper in the circumstances.

A new Article XI has been added to the Bylaws to provide that the Superior Court of the U.S. Virgin Islands (or, if the Superior Court does not have jurisdiction, another U.S. Virgin Islands court or, if no U.S. Virgin Islands court has jurisdiction, the United States District Court of the Virgin Islands - St. Croix Division) shall be the sole and exclusive forum for the following matters, in all cases subject to the court’s having personal jurisdiction over all indispensable parties named as defendants: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s shareholders; (iii) any action asserting a claim against the Company or any of its current or former directors, officers or other employees arising pursuant to any provision of (x) the General Corporation Law of the U.S. Virgin Islands, (y) the Amended and Restated Articles of Incorporation of the Company, including without limitation any certificate of designations for any series of preferred stock of the Company, or (z) the Bylaws (in each case (x) through (z), as may be amended from time to time); or (iv) any action asserting a claim against the Company or any of its current or former directors, officers or other employees governed by the internal affairs doctrine of the U.S. Virgin Islands, as in effect from time to time. Notwithstanding the foregoing, any person proposing to commence an action specified in clause (i), (ii), (iii) or (iv) of the next preceding sentence may make a written request that the Company waive Article XI and consent to an alternative forum for such action, and a majority of the entire Board, acting on behalf of the Company, may, in its sole and absolute discretion, consent in writing to the selection of such specified alternative forum for such action, in which case such specified alternative forum shall be the forum for such action, in all cases subject to such forum having personal jurisdiction over all indispensable parties named in such action. Neither the Board nor the Company shall be required to provide any reason for any refusal to grant such waiver and consent.

Article XI further provides that any person or entity that at any time holds an interest in shares of any class or series of capital stock of the Company (including any “beneficial owner”, within the meaning of Section13(d) of the Securities Exchange Act of 1934) shall be deemed: (i) to have notice of, and to have consented to and agreed to comply with, the provisions of Article XI; and (ii) to have consented to the personal jurisdiction of the relevant court referred to in the first sentence of the preceding paragraph in any proceeding brought to enjoin any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in Article XI.

If any action the subject matter of which is within the scope of Article XI is filed in a court other than as specified above in the name of any shareholder, such shareholder shall be deemed to have consented to: (i) the personal jurisdiction of the Superior Court of the U.S. Virgin Islands, in connection with any action brought in any such court to enforce this Article XI (by removal or otherwise); and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the action as agent for such shareholder, in addition to any other valid service of process.

The foregoing description is qualified in its entirety by reference to the amendments to the Bylaws which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

The amendments to Article X were made in order to make the indemnification provisions therein appropriate and more customary for public companies such as the Company. The new Article XI, providing for resolution of certain disputes in the U.S. Virgin Islands, was added because the Company is organized and based in that jurisdiction, the majority of the Company’s directors are based there, appropriate relief may be obtained in the courts located in that jurisdiction and the Board believes that the addition of Article XI (like the Amendments to Article X) is appropriate, customary and in the long term best interests of the Company and its shareholders. The amendments also include certain technical, conforming and clarifying changes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Altisource Asset Management Corporation adopted on July 24, 2019 (marked to show changes from the First Amended and Restated Bylaws)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
July 25, 2019	By:	/s/ Stephen H. Gray
Stephen H. Gray General Counsel and Secretary